UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2012

THE DIGITAL DEVELOPMENT GROUP CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53611	98-0515726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1639 11th Street, Suite 152 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-783-3128

Former name or Former Address, if Changed Since Last Report:

Regency Resources, Inc.

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Name Change

In connection with Regency Resources, Inc.’s (the “Company”) receipt of approval from the Financial Industry Regulatory Authority (“FINRA”), effective May 2, 2012, the Company amended its Articles of Incorporation to change its name from “Regency Resources, Inc.” to “The Digital Development Group Corp.” (the “Name Change”).

The full text of the amendment to the Company’s Articles of Incorporation to give effect to the Name Change is filed herewith as Exhibit 3.1 and incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

Symbol Change

In connection with the Name Change described in Item 5.03 above, FINRA assigned the Company a new stock symbol, “DIDG.” This new symbol took effect at the open of business on May 2, 2012.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
3.1	Text of Amendment to Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DIGITAL DEVELOPMENT GROUP CORP.
a Nevada Corporation

Dated: May 2, 2012	/s/ Jane C. H. Brooke
Jane C. H. Brooke, President

Exhibit 3.1

AMENDMENT TO ARTICLES OF INCORPORATION

1. Name of Corporation: The Digital Development Group Corp.